Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware U.S. Government Securities Fund

Current Income

2001 SEMI-ANNUAL REPORT


(Current Income Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                            1

Portfolio Management
Review                                            3

Performance Summary                               5

Financial Statements

  Statement of Net Assets                         6

  Statement of Assets
  and Liabilities                                 7

  Statement of Operations                         8

  Statements of Changes in
  Net Assets                                      9

  Financial Highlights                           10

  Notes to Financial
  Statements                                     14

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

May 1, 2001

Recap of Events -- The six-month period ended April 30, 2001 was characterized by continued economic slowdown and corporate earnings disappointments in the U.S., leading many fixed-income investors to seek issues of the highest credit qualities. During the period, the Federal Reserve Board began lowering short-term interest rates in an effort to stimulate a U.S. economy that was slowing faster than anticipated. In all, the series of cuts enacted by the central bank has sliced the Fed Funds target rate by a total of 2.5 percentage points, beginning with a reduction on January 3rd.

This set of conditions was often a boon to investors in U.S. government bonds. Prices for U.S. Treasury securities, which had performed so well through much of 2000, continued to trend upward through the start of 2001. The heavy demand for Treasuries was likely given a boost by investors concerned about stock market volatility, as well as by foreign investors seeking to capitalize on a U.S. dollar that remained strong throughout much of the period.

Delaware U.S. Government Securities Fund -- provided a total return of +4.76% (Class A shares at net asset value with distributions reinvested) for the six-month period ended April 30, 2001. Your Fund's peer group, as tracked by the Lipper U.S. Government Funds Average, gained 5.14% during the same period. The Fund's benchmark index, the Lehman Brothers Government Bond Index, posted a 5.52% gain. As of April 30, 2001, your Fund's 30-day yield, measured by the Securities and Exchange Commission's (SEC) guidelines, was 4.18% (for Class A shares).

As you may know, on April 19, 2001, the Fund's Board of Trustees approved a proposal to merge the Fund into the Delaware American Government Bond Fund, a series of Delaware Group Government Funds, subject to shareholder approval at a special meeting to be held on or about July 26, 2001.

Total Return

For the period ended April 30, 2001                                Six Months
--------------------------------------------------------------------------------
Delaware U.S. Government Securities Fund-- Class A Shares           +4.76%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                               +5.52%

U.S. Consumer Price Index                                           +1.72%

Lipper General U.S. Government Funds Average (171 funds)            +5.14%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. The Lipper category represents the average returns of general U.S. government bond funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Although the Fund invests primarily in securities guaranteed or backed by the U.S. government, shares of the Fund are not guaranteed and will fluctuate in value.

If you were a shareholder of the Fund on May 30, 2001, you should have already received a proxy statement, which provides additional information about the proposed merger. In addition, you should have received a Delaware American Government Bond Fund prospectus, which contains detailed information about that Fund including fees and expenses. If you have questions about the proposed merger or the Delaware American Government Bond Fund, please call 800 532-1918.

Market Outlook -- We believe that the Federal Reserve is nearing or has reached the end of its easing cycle, and that the interest rate cuts it made should help boost economic growth as 2001 progresses. While many government bond funds have been posting stronger-than-usual returns in the year ended April 30, 2001, we caution investors against expecting the impossible. Yearly returns cannot continually outpace historical averages.

Your Fund seeks high current income consistent with safety of principal. We believe that your Fund can continue to play a role for investors who may need all or some of their money in a shorter period of time than someone investing strictly for long-term capital appreciation. We encourage bond fund investors to keep in mind their broad goals and investment time horizons, and seek help from your financial advisers in devising a regular investment plan.

Thank you for you continued confidence in and your commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Paul C. Grillo, Jr.
Senior Portfolio Manager

Stephen R. Cianci
Portfolio Manager

May 1, 2001

Delaware U.S. Government
Securities Fund
Portfolio Characteristics
As of April 30, 2001

30-Day SEC Yield*                           4.18%
-------------------------------------------------
Average Duration**                     4.93 years
-------------------------------------------------
Average Effective
  Maturity***                          8.02 years
-------------------------------------------------
Average Credit Quality                        AAA
-------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. 30-day SEC yield as of April 30, 2001 for Class B shares was 3.64%. For Class C shares, the 30-day SEC yield was 3.63%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

The Fund's Results

For much of the six-month period ended April 30, 2001, the U.S. bond market produced returns higher than those of the stock market. A falling stock market, corporate credit concerns, a strong dollar, and the economic consequences of rising energy costs continued to make the Treasury market attractive to many investors in late 2000. When the Federal Reserve began cutting its target for the Fed Funds rate in January, based on concerns for the direction of the economy, Treasury bonds rallied further and yields declined. Late in the fiscal period, price performance in the Treasury market finally reversed direction as the stock market showed signs of life. For the six months ended April 30, 2001, Delaware U.S. Government Securities Fund posted a return of +4.76% (Class A shares at net asset value with distributions reinvested). The Fund's benchmark, the Lehman Brothers Government Bond Index, posted positive performance in each month during the period except April, and finished with a six-month gain of 5.52%.

Portfolio Highlights

In managing your Fund, our goal is to provide a degree of stability for the share price without giving up income potential. For that reason, we carefully monitor the potential effects that changes in interest rates could have on both income and share price. At the end of your Fund's fiscal year on October 31, 2000, an economic slowdown had taken hold and we were anticipating some degree of short-term interest rate cuts by the Federal Reserve. As our fiscal period progressed, economic slowing worsened considerably and as a result the Fed's easing turned out to be even more aggressive than many people were predicting.

As our new fiscal year began, the Fund's ratio of mortgage-backed securities to U.S. Treasury issues was roughly 70% to 30%. The heavier weighting of mortgage-backed securities at that time reflected one of our strategies, which was to capitalize on the uncertainty surrounding the status of both Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) -- two government-regulated public corporations which issue mortgage-backed securities and play an important role in your Fund's markets. During the fall of 2000, U.S. Congress considered tightening restrictions on these companies' borrowing and lending habits.

Delaware U.S. Government
Securities Fund
Sector Allocation
As of April 30, 2001

(graphic omitted)

U.S. Treasury Obligations 41.5%

Collateralized Mortgage
Obligations 8.2%

Cash & Other
Assets 0.4%

Agency Mortgage-Backed
Securities 49.9%


As the six months ended April 30, 2001 progressed, the debate surrounding these two lenders subsided, and we began to increase our allocation to Treasuries. During periods of declining interest rates, the prepayment risk on these securities typically rises, jeopardizing some of the Fund's income stream. Given the aggressive nature of the Fed's interest rate cuts, prepayment risk increased as mortgage refinancings became a greater possibility for many individuals. In addition, Treasuries were performing strongly at the start of the Fed's easing cycle, likely influenced by investors still shying from stocks. As of April 30, 2001, the Fund's ratio of mortgage-backed securities to Treasuries was more evenly balanced.

The cooling of the Fannie Mae/Freddie Mac debate also allowed us to look at these companies' direct debt again, ending a period in which we felt these companies' bonds carried added risk. As of April 30, 2001 we held four such agency bonds that accounted for 8.4% of net assets.

Outlook

We anticipate the Fed ending its current easing cycle, and expect to see a slow growth environment emerge during the remainder of 2001. In such an environment, we will continue to take a defensive approach to managing the mortgage-backed position in the portfolio. We will attempt to minimize prepayment risk by selecting securities that have lower coupons than our competitors, with an eye toward preserving principal and providing competitive yield for shareholders.

FUND BASICS
-----------
As of April 30, 2001


Fund Objective
The Fund seeks to provide a high
level of current income consistent
with prudent investment risk.

Total Fund Net Assets
$46.33 million

Number of Holdings
29

Fund Start Date
November 2, 1987

Your Fund Managers
Paul C. Grillo, Jr. holds a
bachelor's degree in Business
Management from North Carolina
State University and an MBA in
Finance from Pace University.
Prior to joining Delaware in 1993,
he served as Mortgage Strategist
and Trader at Dreyfus Corporation.
Mr. Grillo also served as Mortgage
Strategist, Portfolio Manager, and
Financial Analyst at Chemical
Bank. He is a CFA charterholder.

Stephen R. Cianci joined
Delaware Investments in 1992.
He holds both a BS and an MBA
from Widener University. Mr. Cianci
is an Adjunct Professor of Finance
at Widener University and a
Chartered Financial Analyst.

Nasdaq Symbols
Class A  VUSGX
Class B  DVGBX
Class C  DVUCX

DELAWARE U.S. GOVERNMENT SECURITIES
FUND PERFORMANCE
----------------

Average Annual Total Returns

Through April 30, 2001           Lifetime    10 Years     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/87)
   Excluding Sales Charge          +7.99%      +7.29%       +6.46%      +10.42%
   Including Sales Charge          +7.60%      +6.77%       +5.42%       +5.19%
--------------------------------------------------------------------------------
Class B (Est. 6/7/94)
   Excluding Sales Charge          +5.90%                   +5.68%       +9.57%
   Including Sales Charge          +5.90%                   +5.35%       +5.57%
--------------------------------------------------------------------------------
Class C (Est. 1/10/95)
   Excluding Sales Charge          +6.88%                   +5.69%       +9.61%
   Including Sales Charge          +6.88%                   +5.69%       +8.61%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.25%.

Class B Shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended April 30, 2001 for Delaware U.S. Government Securities Fund's Institutional Class shares were +7.24%, +6.46%, +6.66% and +12.37%, respectively. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. Institutional Class shares were first made available on June 7, 1994. Performance prior to that date is based on Class A share performance adjusted to eliminate sales charges, but not the impact of the annual distribution and service fee of Class A shares.

An expense limitation was in effect for all share classes of Delaware U.S. Government Securities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: VUSIX

Statement of Net Assets

DELAWARE U.S. GOVERNMENT SECURITIES FUND
----------------------------------------

                                                       Principal       Market
April 30, 2001 (Unaudited)                               Amount        Value
--------------------------------------------------------------------------------
 Agency Mortgage-Backed Securities - 49.88%
 Federal Home Loan Mortgage Corporation
   5.75% 4/15/08 .................................    $ 2,000,000    $ 1,997,936
 Federal Home Loan Mortgage Corporation
   Gold Edition 6.50% 7/1/29 .....................      2,504,192      2,485,411
 Federal National Mortgage Association
   6.50% 8/15/04 .................................        500,000        520,704
 Federal National Mortgage Association -
   When Issued 0.00% 6/1/17 ......................      2,425,000        910,221
 FNCI TBA 6.50% 5/1/16 ...........................      1,800,000      1,814,063
 GNSF 7.50% 10/15/28 .............................        409,890        420,009
 GNSF TBA 6.00% 5/15/31 ..........................      3,000,000      2,915,625
 Government National Mortgage Association
   6.00% 11/20/28 ................................      1,736,599      1,681,788
   6.50% 7/15/14 .................................      1,574,254      1,599,344
   6.50% 2/20/30 .................................      3,445,256      3,406,497
   7.50% 9/20/30 .................................      2,790,041      2,848,458
   8.00% 1/15/17 .................................          3,332          3,488
   8.00% 5/15/30 .................................      1,171,773      1,212,419
   10.00% 3/15/16 ................................         25,721         28,703
 Government National Mortgage Association II
   8.00% 6/20/30 .................................      1,220,285      1,258,419
   10.00% 12/20/02 ...............................          5,632          5,766
                                                                     -----------
 Total Agency Mortgage-Backed Securities
   (cost $22,617,154) ............................                    23,108,851
                                                                     -----------
 U.S. Treasury Obligations - 41.51%
 U.S. Treasury Bonds
   6.125% 8/15/29 ................................      1,600,000      1,651,328
   7.875% 2/15/21 ................................        120,000        147,180
   8.00% 11/15/21 ................................        820,000      1,021,029
   8.125% 8/15/21 ................................      1,000,000      1,258,150
   8.50% 2/15/20 .................................        500,000        646,924
   10.375% 11/15/12 ..............................      2,100,000      2,679,634
 U.S. Treasury Inflation Index Note
   3.625% 1/15/08 ................................      1,408,992      1,446,860
 U.S. Treasury Notes
   5.00% 2/15/11 .................................      5,900,000      5,752,505
   5.75% 11/15/05 ................................      3,000,000      3,104,532
   7.00% 7/15/06 .................................        545,000        594,357
*U.S. Treasury Strip-Principal
   6.54% 11/15/04 ................................      1,100,000        925,859
                                                                     -----------
 Total U.S. Treasury Obligations
   (cost $19,177,416) ............................                    19,228,358
                                                                     -----------
 Agency Fixed-Rate CMOs - 8.25%
 FHR 2303 CW 8.50% 11/15/24 ......................      1,750,000      1,872,500
 Government National Mortgage Association
   Series 1999-10 Class PG 6.50% 5/20/28 .........      2,000,000      1,948,807
                                                                     -----------
 Total Agency Fixed-Rate CMOs
   (cost $3,771,719) .............................                     3,821,307
                                                                     -----------

Total Market Value of Securities - 99.64%
  (cost $45,566,289) ......................................        $ 46,158,516
Receivables and Other Assets Net
  of Liabilities - 0.36% ..................................             166,745
                                                                   ------------
Net Assets Applicable to 4,396,866 Shares
  Outstanding - 100.00% ...................................        $ 46,325,261
                                                                   ============
Net Asset Value - Delaware U.S. Government
  Securities Fund Class A
  ($32,609,889 / 3,096,285 Shares) ........................              $10.53
                                                                         ------
Net Asset Value - Delaware U.S. Government
  Securities Fund Class B
  ($8,859,803 / 839,628 Shares) ...........................              $10.55
                                                                         ------
Net Asset Value - Delaware U.S. Government
  Securities Fund Class C
  ($2,920,388 / 277,351 Shares) ...........................              $10.53
                                                                         ------
Net Asset Value - Delaware U.S. Government
  Securities Fund Institutional Class
  (1,935,181 / 183,602 Shares) ............................              $10.54
                                                                         ------
Components of Net Assets at April 30, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .................................        $ 50,576,214
Distributions in excess of net investment
  income ..................................................              (1,975)
Accumulated net realized loss
  on investments ..........................................          (4,841,205)
Net unrealized appreciation of investments ................             592,227
                                                                   ------------
Total net assets ..........................................        $ 46,325,261
                                                                   ============

------------
* Zero coupon security. The interest rate shown is the effective yield at the time of purchase.

Net Asset Value and Offering Price per Share -
  Delaware U.S. Government Securities Fund
Net asset value Class A (A) ...............................               $10.53
                                                                          ------
Sales charge (4.75% of offering price, or
  5.03% of amount invested per share) (B) .................                 0.53
                                                                          ------
Offering price ............................................               $11.06
                                                                          ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


                             See accompanying notes

Statement of Assets and Liabilities


April 30, 2001 (Unaudited)              Delaware U.S. Government Securities Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $45,566,289) ....................        $46,158,516
Dividends and interest receivable ...........................            486,982
Subscriptions receivable ....................................              1,355
Receivable for securities sold ..............................          2,953,344
Other assets ................................................          4,965,164
                                                                     -----------
Total assets ................................................         54,565,361
                                                                     -----------

Liabilities:
Liquidations payable ........................................            165,023
Other accounts payable and accrued expenses .................          8,075,077
                                                                     -----------
Total liabilities ...........................................          8,240,100
                                                                     -----------

Total Net Assets ............................................        $46,325,261
                                                                     ===========

                             See accompanying notes

Statement of Operations

Six Months ended April 30, 2001 (Unaudited)           Delaware U.S. Government Securities Fund
----------------------------------------------------------------------------------------------
Investment Income:
Interest ........................................................                  $ 1,330,395
                                                                                   -----------
Expenses:
Management fees .................................................   $   107,076
Distribution expense ............................................        87,739
Dividend disbursing and transfer agent fees and expenses ........        56,651
Registration fees ...............................................        30,000
Reports and statements to shareholders ..........................        29,923
Accounting and administration ...................................         8,425
Professional fees ...............................................         6,900
Custodian fees ..................................................         4,000
Trustees' fees ..................................................         4,389
Other fees and expenses .........................................           498        335,601
                                                                     ----------
Less expenses waived or absorbed ................................                      (65,304)
Less expenses paid indirectly ...................................                         (498)
                                                                                   -----------
Total expenses ..................................................                      269,799
                                                                                   -----------
Net Investment Income ...........................................                    1,060,596
                                                                                   -----------
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ................................                       16,808
Net change in unrealized appreciation/depreciation of investments                      735,305
                                                                                   -----------
Net Realized and Unrealized Gain on Investments .................                      752,113
                                                                                   -----------
Net Increase in Net Assets Resulting from Operations ............                  $ 1,812,709
                                                                                   ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                         Delaware U.S. Government Securities Fund
-------------------------------------------------------------------------------------------------
                                                           Six Months                   Year
                                                             Ended                     Ended
                                                            4/30/01                   10/31/00
                                                          (Unaudited)
Increase in Net Assets from Operations:
Net investment income                                    $ 1,060,596                 $ 2,274,643
Net realized gain (loss) on investments                       16,808                  (1,708,354)
Net change in unrealized appreciation/depreciation of
  investments .......................................        735,305                   2,013,553
                                                         ---------------------------------------
Net increase in net assets resulting from operations       1,812,709                   2,579,842
                                                         ---------------------------------------
Distributions to Shareholders from:
Net investment income:
  Class A ...........................................       (812,859)                 (1,779,950)
  Class B ...........................................       (157,609)                   (286,412)
  Class C ...........................................        (43,184)                    (70,241)
  Institutional Class ...............................        (48,919)                   (151,494)
                                                         ---------------------------------------
                                                          (1,062,571)                 (2,288,097)
                                                         ---------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ...........................................      7,943,507                   5,353,955
  Class B ...........................................      3,068,445                   1,863,407
  Class C ...........................................      2,218,108                     865,171
  Institutional Class ...............................         75,100                     106,182

Net asset value of shares issued upon reinvestment of
  distributions:
  Class A ...........................................        572,209                   1,205,204
  Class B ...........................................        126,315                     224,459
  Class C ...........................................         34,553                      59,080
  Institutional Class ...............................         40,538                     106,376
                                                         ---------------------------------------
                                                          14,078,775                   9,783,834
                                                         ---------------------------------------
Cost of shares repurchased:
   Class A ..........................................     (6,643,619)                (15,203,141)
   Class B ..........................................       (633,476)                 (2,492,801)
   Class C ..........................................       (976,334)                   (691,313)
   Institutional Class ..............................        (41,061)                 (2,643,340)
                                                         ---------------------------------------
                                                          (8,294,490)                (21,030,595)
                                                         ---------------------------------------
Increase (decrease) in net assets derived from
  capital share transactions ........................      5,784,285                 (11,246,761)
                                                         ---------------------------------------
Net Increase (Decrease) in Net Assets ...............      6,534,423                 (10,955,016)

Net Assets:
Beginning of period .................................     39,790,838                  50,745,854
                                                         ---------------------------------------
End of period .......................................    $46,325,261                 $39,790,838
                                                         =======================================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware U.S. Government Securities Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Six                                                          Four
                                                 Months                                                        Months        Year
                                                 Ended                       Year Ended                        Ended         Ended
                                               4/30/01(4)  10/31/00     10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96
                                              (Unaudited)
Net asset value, beginning of period .......... $10.310     $10.200      $10.940     $10.600      $10.370     $10.160      $10.370

Income (loss) from investment operations:
  Net investment income .......................   0.268       0.562        0.516       0.555        0.590       0.210        0.630
  Net realized and unrealized gain (loss)
    on investments ............................   0.221       0.115       (0.681)      0.351        0.240       0.210       (0.230)
                                                ----------------------------------------------------------------------------------
  Total from investment operations ............   0.489       0.677       (0.165)      0.906        0.830       0.420        0.400
                                                ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.269)     (0.567)      (0.515)     (0.566)      (0.600)     (0.210)      (0.610)
  Distributions from net realized gain
    on investments ............................      --          --       (0.060)         --           --          --           --
                                                ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.269)     (0.567)      (0.575)     (0.566)      (0.600)     (0.210)      (0.610)
                                                ----------------------------------------------------------------------------------

Net asset value, end of period ................ $10.530     $10.310      $10.200     $10.940      $10.600     $10.370      $10.160
                                                ==================================================================================

Total return(3) ...............................   4.76%       6.88%       (1.53%)      8.79%        8.37%       4.18%        3.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..... $32,610     $30,142      $38,520     $44,819      $52,213     $65,516      $68,442
  Ratio of expenses to average net assets .....   1.10%       1.10%        1.03%       1.00%        0.93%       0.98%        0.97%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ...........................   1.40%       1.65%        1.05%       1.06%        1.01%       0.98%        0.97%
  Ratio of net investment income to average
    net assets ................................   4.69%       5.55%        4.91%       5.21%        5.76%       6.03%        6.07%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................   4.39%       5.00%        4.89%       5.15%        5.68%       6.03%        6.07%
  Portfolio turnover ..........................    165%         73%         182%        280%         202%         66%         145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware U.S. Government Securities Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Six                                                          Four
                                                 Months                                                        Months        Year
                                                 Ended                       Year Ended                        Ended         Ended
                                               4/30/01(4)  10/31/00     10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96
                                              (Unaudited)
Net asset value, beginning of period .......... $10.330     $10.220      $10.950     $10.610      $10.380     $10.170      $10.380

Income (loss) from investment operations:
  Net investment income .......................   0.228       0.486        0.438       0.477        0.520       0.180        0.570
  Net realized and unrealized gain (loss)
    on investments ............................   0.222       0.113       (0.673)      0.348        0.240       0.210       (0.230)
                                                ----------------------------------------------------------------------------------
  Total from investment operations ............   0.450       0.599       (0.235)      0.825        0.760       0.390        0.340
                                                ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.230)     (0.489)      (0.435)     (0.485)      (0.530)     (0.180)      (0.550)
  Distributions from net realized gain
    on investments ............................      --          --       (0.060)         --           --          --           --
                                                ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.230)     (0.489)      (0.495)     (0.485)      (0.530)     (0.180)      (0.550)
                                                ----------------------------------------------------------------------------------

Net asset value, end of period ................ $10.550     $10.330      $10.220     $10.950      $10.610     $10.380      $10.170
                                                ==================================================================================

Total return(3) ...............................   4.37%       6.06%       (2.18%)      7.97%        7.59%       3.91%        3.32%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....  $8,860      $6,188       $6,550      $4,582       $2,257      $2,139       $1,780
  Ratio of expenses to average net assets .....   1.85%       1.85%        1.78%       1.75%        1.67%       1.73%        1.46%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ...........................   2.15%       2.40%        1.80%       1.81%        1.75%       1.73%        1.63%
  Ratio of net investment income to average
    net assets ................................   3.94%       4.80%        4.16%       4.46%        5.02%       5.24%        5.55%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................   3.64%       4.25%        4.14%       4.40%        4.94%       5.24%        5.38%
  Portfolio turnover ..........................    165%         73%         182%        280%         202%         66%         145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware U.S. Government Securities Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Six                                                          Four
                                                 Months                                                        Months        Year
                                                 Ended                       Year Ended                        Ended         Ended
                                               4/30/01(4)  10/31/00     10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96
                                              (Unaudited)
Net asset value, beginning of period .......... $10.310     $10.200      $10.930     $10.590      $10.360     $10.150      $10.360

Income (loss) from investment operations:
  Net investment income .......................   0.228       0.487        0.438       0.477        0.520       0.180        0.550
  Net realized and unrealized gain (loss)
    on investments ............................   0.222       0.113       (0.676)      0.348        0.240       0.210       (0.230)
                                                ----------------------------------------------------------------------------------
  Total from investment operations ............   0.450       0.600       (0.238)      0.825        0.760       0.390        0.320
                                                ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.230)     (0.490)      (0.432)     (0.485)      (0.530)     (0.180)      (0.530)
  Distributions from net realized gain
    on investments ............................      --          --       (0.060)         --           --          --           --
                                                ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.230)     (0.490)      (0.492)     (0.485)      (0.530)     (0.180)      (0.530)
                                                ----------------------------------------------------------------------------------

Net asset value, end of period ................ $10.530     $10.310      $10.200     $10.930      $10.590     $10.360      $10.150
                                                ==================================================================================

Total return(3) ...............................   4.38%       6.08%       (2.19%)      7.98%        7.60%       3.92%        3.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....  $2,920      $1,637       $1,392        $385         $138        $234         $224
  Ratio of expenses to average net assets .....   1.85%       1.85%        1.78%       1.75%        1.68%       1.73%        1.70%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ...........................   2.15%       2.40%        1.80%       1.81%        1.76%       1.73%        1.70%
  Ratio of net investment income to average
    net assets ................................   3.94%       4.80%        4.16%       4.46%        5.02%       5.26%        5.33%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................   3.64%       4.25%        4.14%       4.40%        4.94%       5.26%        5.33%
  Portfolio turnover ..........................    165%         73%         182%        280%         202%         66%         145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                    Delaware U.S. Government Securities Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Six                                                          Four
                                                 Months                                                        Months        Year
                                                 Ended                       Year Ended                        Ended         Ended
                                               4/30/01(4)  10/31/00     10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96
                                              (Unaudited)
Net asset value, beginning of period .......... $10.320     $10.210      $10.940     $10.600      $10.370     $10.160      $10.370

Income (loss) from investment operations:
  Net investment income .......................   0.271       0.572        0.521       0.555        0.600       0.210        0.630
  Net realized and unrealized gain (loss)
    on investments ............................   0.231       0.117       (0.672)      0.351        0.240       0.210       (0.230)
                                                ----------------------------------------------------------------------------------
  Total from investment operations ............   0.502       0.689       (0.151)      0.906        0.840       0.420        0.400
                                                ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.282)     (0.579)      (0.519)     (0.566)      (0.610)     (0.210)      (0.610)
  Distributions from net realized gain
    on investments ............................      --          --       (0.060)         --           --          --           --
                                                ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.282)     (0.579)      (0.579)     (0.566)      (0.610)     (0.210)      (0.610)
                                                ----------------------------------------------------------------------------------

Net asset value, end of period ................ $10.540     $10.320      $10.210     $10.940      $10.600     $10.370      $10.160
                                                ==================================================================================

Total return(3) ...............................   4.89%       7.14%       (1.40%)      8.79%        8.39%       4.17%        3.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....  $1,935      $1,823       $4,285     $37,097      $45,589     $50,066      $41,688
  Ratio of expenses to average net assets .....   1.04%       1.01%        0.99%       1.00%        0.93%       0.99%        0.97%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ...........................   1.34%       1.65%        1.01%       1.06%        1.01%       0.99%        0.97%
  Ratio of net investment income to average
    net assets ................................   4.75%       5.64%        4.95%       5.21%        5.76%       6.00%        6.07%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................   4.45%       5.00%        4.93%       5.15%        5.68%       6.00%        6.07%
  Portfolio turnover ..........................    165%         73%         182%        280%         202%         66%         145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Funds, Inc. (the "Trust") is organized as a Delaware business trust. The Trust is an open-end investment company. Delaware U.S. Govern-ment Securities Fund (the "Fund") is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high level of current income consistent with prudent investment risk. It seeks to achieve its objective by investing primarily in investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. government.

Reorganization
At its meeting on April 19, 2001, the Board of Trustees approved, subject to shareholder approval, an acquisition of substantially all of the assets, subject to the liabilities, of Delaware U.S. Government Securities Fund in exchange for shares of the Delaware American Government Bond Fund. A special meeting of the shareholders of the Delaware U.S. Government Securities Fund will be held on July 26, 2001 to vote on the Agreement and Plan of Reorganization (the "Plan"). If shareholders of the Delaware U.S. Government Securities Fund approve the Plan, the merger is expected to occur on or about August 20, 2001.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Trust's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends, if any, daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $498 for the period ended April 30, 2001. The expenses paid under the above agreement are included in the other expenses on the Statement of Operations with a corresponding expense offset shown as "Expenses paid indirectly."

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on the average daily net assets over $2.5 billion. DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed 0.50% of average net assets of the Fund through April 30, 2001. At April 30, 2001, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $2,726.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.85% of average daily net assets through October 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2001, the Fund had a liability for such fees and other expenses, payable to DSC of $19,828.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A and Institutional Class shares and 1.00% of the average daily net assets of Class B and C shares. The Distributor has agreed to waive these fees for the Institutional Class shares acquired by shareholders on or after March 1, 1998. On April 30, 2001, the Fund had a payable to DDLP of $4,588.

For the period ended April 30, 2001, DDLP earned $2,790 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the period ended April 30, 2001, the Fund made purchases of $45,101,432 and sales of $36,735,011 of long-term U.S. government securities.

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001, the cost of investments was $45,808,298. At April 30, 2001, the net unrealized appreciation was $592,227 of which $763,046 related to unrealized appreciation of investments and $170,819 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                     Six Months         Year
                                                       Ended            Ended
                                                      4/30/01         10/31/00
                                                     (Unaudited)
Shares sold:
  Class A .......................................      746,366          530,564
  Class B .......................................      288,590          182,948
  Class C .......................................      208,057           84,940
  Institutional Class ...........................        7,033           10,570

Shares issued upon reinvestment of distributions:
  Class A .......................................       54,139          118,987
  Class B .......................................       11,926           22,127
  Class C .......................................        3,267            5,832
  Institutional Class ...........................        3,833           10,512
                                                    ----------       ----------
                                                     1,323,211          966,480
                                                    ----------       ----------

Shares repurchased:
  Class A .......................................     (626,654)
  Class B .......................................      (59,792)        (247,208)
  Class C .......................................      (92,710)         (68,515)
  Institutional Class ...........................       (3,887)        (264,318)
                                                    ----------       ----------
                                                      (783,043)      (2,083,464)
                                                    ----------       ----------
Net increase (decrease) .........................      540,168       (1,116,984)
                                                    ==========       ==========

5. Market and Credit Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                   International and Global            Tax-Exempt Income

  o  Technology and Innovation        o  Emerging Markets Fund            o  National High-Yield
     Fund                                                                      Municipal Bond Fund
                                      o  Overseas Equity Fund+
  o  American Services Fund                                               o  Tax-Free USA Fund
                                      o  International Equity Fund
  o  Select Growth Fund                                                   o  Tax-Free Insured Fund
                                    Current Income
  o  Trend Fund                                                           o  Tax-Free USA
                                      o  Delchester Fund                       Intermediate Fund
  o  Growth Opportunities Fund
                                      o  High-Yield                       o  State Tax-Free Funds*
  o  Small Cap Value Fund                  Opportunities Fund
                                                                        Stability of Principal
  o  U.S. Growth Fund                 o  Strategic Income Fund
                                                                          o  Cash Reserve Fund
  o  Tax-Efficient Equity Fund+       o  Corporate Bond Fund
                                                                          o  Tax-Free Money Fund
  o  Social Awareness Fund            o  Extended Duration
                                           Bond Fund                    Asset Allocation
  o  Core Equity Fund**
                                      o  American Government              o  Foundation Funds
Total Return                               Bond Fund                           Growth Portfolio
                                                                               Balanced Portfolio
  o  Blue Chip Fund+                  o  U.S. Government                       Income Portfolio
                                           Securities Fund+
  o  Devon Fund
                                      o  Limited-Term
  o  Growth and Income Fund                Government Fund

  o  Decatur Equity
       Income Fund

  o  REIT Fund

  o  Balanced Fund

 *Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+,
  New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

**Formerly Growth Stock Fund

 +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware U.S. Government Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Government Securities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Thomas F. Madison                          Investment Manager
                                                  President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                          MLM Partners, Inc.                         Philadelphia, PA
Chairman                                          Minneapolis, MN
Delaware Investments Family of Funds                                                         International Affiliate
Philadelphia, PA                                  Janet L. Yeomans                           Delaware International Advisers Ltd.
                                                  Vice President and Treasurer               London, England
Walter P. Babich                                  3M Corporation
Board Chairman                                    St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                                   Delaware Distributors, L.P.
King of Prussia, PA                                                                          Philadelphia, PA

David K. Downes                                   AFFILIATED OFFICERS                        Shareholder Servicing, Dividend
President and Chief Executive Officer                                                        Disbursing and Transfer Agent
Delaware Investments Family of Funds              William E. Dodge                           Delaware Service Company, Inc.
Philadelphia, PA                                  Executive Vice President and               Philadelphia, PA
                                                  Chief Investment Officer, Equity
John H. Durham                                    Delaware Investments Family of Funds       2005 Market Street
Private Investor                                  Philadelphia, PA                           Philadelphia, PA 19103-7057
Horsham, PA
                                                  Jude T. Driscoll
John A. Fry                                       Executive Vice President and
Executive Vice President                          Head of Fixed Income
University of Pennsylvania                        Delaware Investments Family of Funds
Philadelphia, PA                                  Philadelphia, PA

Anthony D. Knerr                                  Richard J. Flannery
Consultant, Anthony Knerr & Associates            President and Chief Executive Officer
New York, NY                                      Delaware Distributors, L.P.
                                                  Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4714)                                                        Printed in the USA
SA-404 [4/01] BUR 6/01                                                     J7157